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                                  EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



                     {LETTERHEAD OF BARRY L. FRIEDMAN, P.C.}




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 17, 2000 included in Fashion Dynamics Corp.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                                    /s/ Barry L. Friedman, P.C.

Las Vegas, Nevada
February 21, 2000